SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  October 16, 2001


                          PATHOBIOTEK DIAGNOSTICS INC.
                          ----------------------------
       (Exact name of registrant as specified in its charter post-merger)

Texas                            000-28519                  76-0510754
---------------------            ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


            4800 Research Forest Drive, The Woodlands, TX 77381-4142
            --------------------------------------------------------
                                  (New Address)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (281) 364-6054
                                                          --------------



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Pursuant to the Plan and Agreement of Reorganization with ATNG, Inc. and its shareholders, the shareholders of ATNG, Inc. received 27,836,186 common shares of the Company in an exchange for their ownership in ATNG, thereby changing control of the Company.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     The Company has completed the Plan and Agreement of Reorganization by and between Pathobiotek Diagnostics Inc., ATNG Acquisition, Inc., a Texas corporation, and ATNG, Inc., a Nevada corporation under which Pathobiotek Diagnostics Inc. issued 27,836,186 shares of its common stock as consideration for its wholly owned subsidiary, ATNG Acquisition, Inc. to acquire 100% of the issued and outstanding stock of ATNG, Inc., a Nevada corporation. ATNG Acquisition, Inc. and ATNG, Inc. will merge subsequently.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                  None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  None.


ITEM 5. OTHER EVENTS

     On October 17, 2001, the Company changed its name to ATNG, Inc. by filing Amendments to its Articles of Incorporation in Texas.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

The following director was appointed by the Board on October 1, 2001.


E. Robert Gates, Ph.D. In September of 2001 E. Robert Gates was named as a director. Since January of 2000, Dr. Gates had served as Senior Advisor to the Chairman of the ATNG, Inc. Prior to joining the ATNG, Inc, Dr. Gates was a consultant to GTN, Inc. a private company engaged in IP telecommunications. October 1994 to May 1999 Dr. Gates served as Chairman and CEO of TrendMark, Inc., a direct marketing telecommunications company offering products directly to consumers, including one plus long distance, prepaid calling cards and flat rate unlimited long distance. Dr. Gates has served as President and CDO of ATS Research, Inc a high-tech Phyto-Chemical company engaged in the manufacturing and distribution of environmentally sound chemicals. Products patented by Dr. Gates are currently being used by golf courses in the United States and Canada. Dr. Gates holds a BS in Business Administration, and an MBA and Ph.D. in Management.

The following persons were appointed as officers, on October 1, 2001, to serve at the will of the Board of Directors.

Tag Chong (Teddy) Kim, Ph.D. has been CEO of the ATNG, Inc since January 2001. Since July 1998, Dr. Kim has been the founder and president of GTN Inc., a private company engaged in IP telecommunications services. Dr. Kim served as President and CEO of DOOCO Company, LTD (Korea) from June 1994 through November 1997, a company that manufactures telecommunications networking products and trading general consumer packaged products. Dr. Kim has also served as chief branch officer and project engineer of the Korean branch of the global gas company the French Gas Company (Gaz de France). Dr. Kim holds a Master and Ph.D. degree in Chemical engineering of Organic Phosphorus from University of Paul Sabatier, Toulouse, France.

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

George Singer has been part of the management team of ATNG, Inc. since October 2000. In September of 2001, Mr. Singer was named Executive Vice President of Network Planning. Mr. Singer brings 30 years in the telecommunications industry to ATNG, Inc. Prior to joining ATNG, Inc., Mr. Singer served as Chief Technical Officer and Chief Information Officer at Zer0Call.com, a start-up telecommunications and Internet company. From 1991 through 1999 Mr. Singer held several high level positions with national and international telecommunications companies in the Seattle, Washington area. In addition, Mr. Singer has served on the Board of Directors of America's Carriers Telecommunication Association
(ACTA) and CompTel (The Competitive Telecommunications Association) the oldest competitive association for the telecommunications industry, worldwide. Mr. Singer received his BS from the United States Naval Academy and served seven years active duty in the United States Navy, primarily in nuclear submarines.

George Betts, Executive Vice President and Chief Financial Officer of ATNG, Inc. joined the company in June 2001. Since 1997 Mr. Betts served as Executive Vice President of British Trade & Commerce Bank, an offshore bank in the Caribbean. He set up and implemented all internal systems and procedures for a new bank.Prior to his duties at British Trade & Commerce Bank, Mr. Betts several years Owned and operated three small businesses in wood products manufacturing in Boise, Id, Payette, Id and LaGrand, Or. From 1984 to 1990, Mr. Betts was Executive Vice President and Chief Operating Officer of Herbalife International. He was responsible for all financial and operations functions of the Company and expanded business into 15 new countries, implemented complete on line computer system and managed all day to day operations. Between 1963 and 1984, Mr. Betts was a Partner of Deloitte & Touche, lived and worked in Seattle, WA., Columbus, OH, New York, NY, Seoul, Korea and Hong Kong. He was Partner in Charge of Hong Kong office for ten years and traveled extensively in Far East as Partner in Charge of quality of service to U.S. clients in Far East. Mr. Betts is a member the American Institute of Certified Public Accountants.

Woo Jong Kim has been Executive Vice President of ATNG, Asian Operations and Director since January 2000. Since February 2001 Mr. Kim has been Co-CEO of Xener systems, a Korean next generation Voice over Packet switch manufacturer and since September 1999, Mr. Kim has been the president and CEO of ATN Korea Co., Ltd, a Korean subsidiary of ATNG, Inc in Seoul, Korea. From 1998 to 1999, Mr. Kim was vice president of Dresdner Kleinwort Benson, Korea branch, a leading German investment-banking firm. Between 1996 and 1998, Mr. Kim was a senior analyst and fund manager of Oriens Capital, a corporate financing company and from 1994 to 1996, Mr. Kim was senior analyst of ING Baring Securities, Seoul Branch, a global leading security firm. From 1988 to 1994, Mr. Kim was a senior accountant at KPMG Peat Marwick, Los Angeles Office. Mr. Woo Jong Kim is a member the American Institute of Certified Public Accountants. He received his undergraduate degree in International Relations from Seoul National University and received a Master of Business Administration degree from the University of California, Irvine.


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


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

            Exhibits:

                3.3     Amendments to Articles of Incorporation

                10.1    Plan and Agreement of Reorganization


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 16, 2001                Pathobiotek Diagnostics Inc.


                                           /s/ Robert Gates
                                       By: -----------------------------------
                                           Robert Gates, President




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